                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_]Confidential, for Use of the
[_] Preliminary Proxy Statement              Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                   OPTi Inc.
             -----------------------------------------------------
               (Name of Registrant as specified in its charter)

                                   OPTi Inc.
             -----------------------------------------------------
                  (Name of person(s) filing proxy statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
  6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies: N/A

  (2) Aggregate number of securities to which transaction applies: N/A

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

  (4) Proposed maximum aggregate value of transaction: N/A

  (5) Total fee paid: N/A

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid: N/A

  (2) Form, Schedule, or Registration Statement No.: N/A

  (3) Filing Party: N/A

  (4) Date Filed: N/A

                                   OPTi INC.

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 June 17, 1999

                               ----------------

TO THE SHAREHOLDERS:

  NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of OPTi Inc., a California corporation ("OPTi" or the "Company"), will be held on June 17, 1999 at 11:00 a.m., local time, at Holiday Inn, 777 Bellew Drive, Milpitas, California 95035, for the following purposes:

  1. To elect four directors to serve for the ensuing year and until their successors are elected;

  2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1999; and

  3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only shareholders of record at the close of business on May 7, 1999 are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof.

  All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          /s/ Michael Mazzoni
                                          Michael Mazzoni
                                          Secretary

Milpitas, California
May 24, 1999

 IMPORTANT: All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy card.

                                   OPTi INC.

            PROXY STATEMENT FOR 1999 ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  The enclosed proxy is solicited on behalf of OPTi Inc. ("OPTi" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on June 17, 1999 at 11:00 a.m., local time, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Holiday Inn, 777 Bellew Drive, Milpitas, California 95035. The telephone number at that location is (408) 321-9500.

  These proxy solicitation materials were mailed on or about May 24, 1999 to all shareholders entitled to vote at the meeting.

Purposes of the Annual Meeting

  The purposes of the Annual Meeting are to (i) elect four directors to serve for the ensuing year and until their successors are duly elected and qualified, (ii) ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year 1999, and (iii) transact such other business as may properly come before the Annual Meeting and at any and all postponements or adjournments thereof.

Record Date and Share Ownership

  Only shareholders of record at the close of business on May 7, 1999 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. At the Record Date, 10,849,286 shares of the Company's Common Stock were issued and outstanding. For information regarding security ownership by management and by 5% shareholders, see "OTHER INFORMATION--Share Ownership of Directors, Officers and Certain Beneficial Owners." The closing price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $6.13 per share.

Revocability of Proxies

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at its principal executive offices, 1440 McCarthy Blvd., Milpitas, California, 95035, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

Voting and Solicitation

  Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder deems fit, provided that votes cannot be cast for more than four (4) candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one (1) vote.

  Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company's nominees as a director; and (ii) FOR ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal 1999. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote the shares they represent as the Board of Directors may recommend.

  The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

Quorum; Abstentions; Broker Non-Votes

  The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

  While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions or broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company further believes that neither abstentions nor broker non-votes should be counted as shares "represented and voting" with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes in this manner. Accordingly, abstentions and broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Deadline for Receipt of Shareholder Proposals

  Proposals of shareholders of the Company which are intended to be presented by such shareholders at the 2000 Annual Meeting of Shareholders must be received by the Company no later than December 31, 1999 in order to have them included in the proxy statement and form of proxy relating to that meeting.

  In addition, proposals of the Company's shareholders that such shareholders intend to present at the Company's 2000 Annual Meeting, but not include in the Company's Proxy Statement and form of Proxy relating to the 2000 Annual Meeting (a "Non-Rule 14a-8 Proposal"), must be received by the Company at the Company's offices no later than April 9, 2000 and no earlier than January 3, 2000. In the event that the Company does not receive timely notice with respect to a Non-Rule 14a-8 Proposal, management of the Company would use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

Fiscal Year End

  The Company's fiscal year ends on December 31. Fiscal 1998 ended on December 31, 1998 and is referred to herein as the "Last Fiscal Year."

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

Directors and Nominees for Directors

  A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four (4) nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified.

                 THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A
                     VOTE "FOR" THE NOMINEES LISTED BELOW.

Nominees for Director

  The names of the nominees, each of whom is currently a director of the Company, and certain information about them is set forth below, including information furnished by them as to their principal occupations for the last five (5) years and their ages as of the Record Date.

                                                                       Director
 Name of Nominee               Age     Position with the Company        Since
 ---------------               ---     -------------------------       --------
 Bernard T. Marren...........  63  President, Chief Executive            1996
                                   Officer and Chairman of the Board
 Stephen A. Dukker(1)........  46  Director                              1993
 Kapil K. Nanda(1)(2)........  53  Director                              1996
 William Welling(2)..........  62  Director                              1998

--------
(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

  Bernard T. Marren has served as President and Chief Executive Officer of the Company since May 1998. Mr. Marren was elected as a director in May 1996. Mr. Marren was Chairman and Chief Executive Officer of Die Enhancements, a processor of silicon wafers to produce fully tested die for the multi-chip module market from 1994 to 1996. Mr. Marren founded Western Microtechnology Inc., a distributor of electronic systems and semiconductor devices. He served as its President from 1977 to 1994. From 1972 to 1976, Mr. Marren was an employee of American Microsystems. He also founded and was the first President of SIA (the Semiconductor Industry Association). Mr. Marren is also a director of two private companies.

  Stephen A. Dukker was elected as a director of the Company in January 1993. He is currently President and Chief Executive Officer of eMachines where he has been employed since mid 1998. He was a Senior Vice President of Merchandising at Computer City from October 1997 to August 1998. He served as President of OPTi Inc. from January of 1996 to October 1997. From May 1994 to mid 1995, Mr. Dukker served as President of VideoLogic, Inc., a supplier of video and graphics add-on boards. From June 1991 through October 1993, he served as a Senior Vice President of CompUSA, Inc., a chain of discount computer superstores. During that time he was also a member of the Executive Committee of CompUSA and President of its Compudyne Computer manufacturing and mail order subsidiaries. Prior to joining CompUSA, Mr. Dukker was President of PC Brand, Inc., a manufacturer and mail order distributor of PC products from January 1988 to May 1991.

  William Welling was elected as a director in August 1998. He is currently Chairman and CEO of Xiox Corporation, a telecommunications software company. Since 1983 he has been Managing Partner of Venture Growth Associates, an investment firm. Since 1993 he has been a director at Genesis Microchip, Inc., a fabless semiconductor company that designs, develops and markets high quality digital image manipulation integrated circuit solutions. Mr. Welling also serves as a director on the boards of several private companies.

  Kapil K. Nanda was elected as a director in May 1996. Mr. Nanda is currently President of InfoGain Corporation, a software and development consulting company, which he founded in 1990. Prior to 1990, Mr. Nanda held various positions at Altos Computer Systems, a personal computer manufacturing company, from 1981 to 1989. Serving as Vice President of Engineering from 1984 to 1989. From 1974 to 1981, Mr. Nanda was employed at Intel Corporation, serving as Manager, Software Engineering from 1976 to 1981. Mr. Nanda holds a B.S. in Engineering from the University of Punjab, India, an M.S. in Engineering from the University of Kansas, and an M.B.A. from the University of Southern California.

Vote Required

  The four (4) nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law.

Board Meetings and Committees

  During the Last Fiscal Year, the Board of Directors held a total of ten (10) meetings. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during his tenure as a director.

  The Audit Committee was established to review, in consultation with the independent auditors, the Company's financial statements, accounting and other policies, accounting systems and system of internal controls. The Audit Committee also recommends the engagement of the Company's independent auditors and reviews other matters relating to the relationship of the Company with its auditors. The Audit Committee met one (1) times during the Last Fiscal Year.

  The Compensation Committee was established to review and act on matters relating to compensation levels and benefit plans for key executives of the Company, among other things. The Compensation Committee met two (2) times during the Last Fiscal Year.

  The Board of Directors currently has no nominating committee or other committee performing a similar function.

Director Compensation

  Non-employee members of the Board of Directors are currently compensated at the rate of $1,000 per Board meeting attended, plus out-of-pocket expenses for attending such meetings. In addition, non-employee directors are eligible to participate in the Company's 1993 Director Stock Option Plan. During the Last Fiscal Year, each of directors Stephen Dukker and Kapil Nanda were automatically granted options to purchase 4,000 shares of the Company's Common Stock at an exercise price of $3.44 per share and William Welling was automatically granted options to purchase 13,333 shares of the Company's Common Stock at an exercise price of $3.44 per share.

                               PROPOSAL NUMBER 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 1999. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

  Ernst & Young LLP has audited the Company's financial statements for each fiscal year since the Company's inception. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Recommendation

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

Vote Required

  The affirmative vote of a majority of the Votes Cast will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

                               OTHER INFORMATION

Executive Officers

  In addition to Mr. Marren, the following person was an executive Officer of the Company as of the Record Date:

                 Name                  Age               Position
                 ----                  ---               --------
Michael Mazzoni.......................  36 Chief Financial Officer and Secretary

  Michael Mazzoni was appointed Chief Financial Officer of the Company in January 1998. Mr. Mazzoni joined OPTi in October 1993 as Manager, Investor Relations and served as Corporate Controller from mid 1995 until his appointment as Chief Financial Officer. Prior to joining the Company, he served in various accounting positions at Everex Systems, Inc., a personal computer manufacturer from April 1992 to October 1993, with his last position being Corporate Controller. From March 1986 to March 1992, Mr. Mazzoni was employed at Santa Cruz Operation, Inc. ("SCO") in various treasury, accounting and finance positions. At the time of his departure from SCO he was serving as Manager, Corporate Finance.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC") and with Nasdaq. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

  Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers, directors and 10% shareholders were complied with, except for a late filing of Form 3 by Michael Mazzoni, resulting in 5 stock option grants not being reported on time, a late filing of Form 5 by Stephen Dukker, resulting in one purchase transaction and one option grant not being reported on time, a late Form 5 by William Welling, resulting in one option grant not being reported on time, failure to file a Form 4 by Jerry Chang, resulting in twelve sales transactions not being reported, and a failure to file a Form 4 by David Zacarias, resulting in twelve sales transactions not being reported.

Share Ownership of Directors, Officers and Certain Beneficial Owners

  The following nominee table sets forth the beneficial ownership of Common Stock of the Company as of March 26, 1999 by: (i) each present director of the Company; (ii) each of the officers named in the table under the heading "EXECUTIVE COMPENSATION--Summary Compensation Table"; (iii) all current directors and executive officers as a group; and (iv) each person known to the Company who beneficially owns 5% or more of the outstanding shares of its Common Stock. The number and percentage of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicitive of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes shares as to which the individual has sole or shares voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days of March 26, 1999 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (one shares such powers with his or her spouse) with respect to the shares, shown as beneficially owned. Unless otherwise indicated, officers and directors can be reached at the Company's principal executive offices. A total of 10,812,827 shares of the Company's Common Stock were issued and outstanding as of March 22, 1999.

                                                         Shares Beneficially
                                                                Owned
                                                         -----------------------
Name                                                       Number     Percent
----                                                     ------------ ----------
Bernard Marren (1)......................................       44,749        *
Jerry Chang.............................................      250,000      2.0
David Zacarias..........................................            1        *
Michael Mazzoni (2).....................................      108,750      1.0%
Stephen Dukker..........................................       85,166        *
Kapil Nanda (3).........................................        7,666        *
William Welling.........................................           --        *
Caxton International....................................      914,900      8.5%
 315 Enterprise Drive
 Plainsboro, NJ 08536
Schaenen Fox Capital Management LLC.....................    1,230,230     11.4%
 200 Park Avenue, Suite 3900
 New York, NY 10166
Dimension Fund Advisors.................................      597,600      5.5%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401
All Directors and Executive Officers as a group (7
 persons) (4)...........................................      496,332      5.0%

--------
 *  Represents less than one percent.

(1) Includes 34,749 shares subject to stock option exercisable as of March 26, 1999 or within sixty (60) days thereafter.

(2) Includes 108,750 shares subject to stock option exercisable as of March 26, 1999 or within sixty (60) days thereafter.

(3) Includes 7,666 shares subject to stock option exercisable as of March 26, 1999 or within sixty (60) days thereafter.

(4) Includes shares pursuant to notes (1), (2), and (3).

Summary Compensation Table

  The following table sets forth certain information with respect to the compensation paid by the Company for services rendered during fiscal years 1998, 1997, and 1996 to Bernard Marren, Michael Mazzoni, Jerry Chang, and David Zacarias (the "Named Officers"). The table lists the principal position held by each Named Officer in the Last Fiscal Year.

                                                       Long-Term
                                          Annual      Compensation
                                       Compensation      Awards
                                      --------------- ------------
                               Fiscal Salary                        All Other
                                Year     $    Bonus $ Options (#)  Compensation
                               ------ ------- ------- ------------ ------------
Bernard Marren................  1998  150,923     --    100,000         --
 President and Chief Executive
  Officer                       1997       --     --         --         --
                                1996       --     --         --         --

Michael Mazzoni...............  1998  136,475 50,000     45,000         --
 Chief Financial Officer        1997   96,771 10,350         --         --
                                1996   85,375 21,250     30,000         --

Jerry Chang (1)...............  1998   91,204     --         --         --
 President and Chief Executive
  Officer                       1997  209,747 16,450         --         --
                                1996  193,128 15,385    150,000         --

David Zacarias (2)............  1998   17,813     --         --         --
 Chief Operating and Financial
  Officer                       1997  209,747 16,450         --         --
                                1996  193,128 15,385     90,000         --

--------
(1) On May 15, 1998, Mr. Chang resigned from his position as President and Chief Executive Officer of the Company.

(2) On January 30, 1998, Mr. Zacarias resigned from his position as Chief Operating and Financial Officer.

Option Grants In Last Fiscal Year

  The following table provides information with respect to options granted in the Last Fiscal Year to the Named Officers.

                                                                                  Potential
                                                                             Realizable Value at
                                                                               Assumed Annual
                                                                               Rates of Stock
                                                                             Price Appreciation
                                          Individual Grants                  for Option Term(3)
                         --------------------------------------------------- -------------------
                          Shares of
                         Common Stock   Percent of
                          Underlying  Total Options
                           Options      Granted to
                           Granted     Employees in    Exercise   Expiration
          Name              (#)(1)    Fiscal Year(2) Price ($/Sh)    Date       5%        10%
          ----           ------------ -------------- ------------ ---------- --------- ---------
Bernard Marren..........   100,000         29.9%        $4.63       12/09      291,178   737,903
Michael Mazzoni.........    45,000         13.5%        $6.25       01/09      176,877   448,240

--------
(1) All options to Named Officers are granted under the Company's 1993 Stock Option Plan at an exercise price equal to the fair market value on the date of grant. These stock options vest and become exercisable as to 1/8 of the shares beginning six (6) months following the vesting commencement date and as to 1/48 of the shares on the first day of each month thereafter. Under certain terms of the Option Plan, the option plan administrator retains the discretion, subject to certain limitations within the plan, to modify, extend, renew or accelerate the vesting of options and to reprice outstanding options. In particular, subject to Board approval, the stock plan administrator may reduce the exercise price of an option to the current fair market price of the underlying stock if the price of such stock has declined since the date on which the option was granted.

(2) Based on 334,000 options granted to employees during the Last Fiscal Year under the 1993 and 1995 Stock Option Plan(s).

(3) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

  The following table provides information with respect to option exercises in the Last Fiscal Year by the Named Officers and the value of such officer's unexercised options at December 31, 1998.

                                                                          Total Value of
                                                Total Number of      Unexercised In-the-Money-
                                            Unexercised Options at    Options at Fiscal Year
                         Shares               Fiscal Year End (#)           End ($)(1)
                          Acq.     Value   ------------------------- -------------------------
          Name            Exer.  Realized  Exercisable Unexercisable Exercisable Unexercisable
          ----           ------- --------- ----------- ------------- ----------- -------------
Bernard Marren..........      --        --   14,583       85,417          --           --
Michael Mazzoni.........      --        --   54,959       53,791          --           --
Jerry Chang............. 501,041 2,584,248       --           --          --           --
David Zacarias.......... 118,375   184,416       --           --          --           --

--------
(1) Market value of underlying securities based on the closing price of the Company's Common Stock on December 31, 1998 on the Nasdaq National Market, minus the exercise price.

Compensation Committee Interlocks and Insider Participation

  In February 1993, the Company established a compensation committee of the Board of Directors which currently consists of Mr. Nanda and Mr. Welling.

Certain Transactions

  See "EXECUTIVE COMPENSATION--Compensation Committee Interlocks and Insider Participation" above.

  The Company's policy is that it will not make loans to, or enter into other transactions with, directors, officers or affiliates unless such loans or transactions are (i) approved by a majority of the Company's independent disinterested directors, (ii) may reasonably be expected to benefit the Company, and (iii) will be on terms no less favorable to the Company than could be obtained in arm's length transactions with unaffiliated third parties.

  The Company has entered into indemnification agreements with each of its directors and executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by California law.

                       REPORT OF COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company's employee stock benefit plans and the 1993 Bonus Plan (the "Bonus Plan"). The Compensation Committee is currently composed of independent, non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission.

  The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively, the "Executive Officers") should be influenced to a very significant extent by the Company's financial performance. The Committee establishes the salaries of all of the Executive Officers by considering various factors, including the following: (i) the Company's financial performance for the past year, (ii) the opportunity of the Executive to participate in the Company's success through equity ownership and stock options, (iii) the salaries of executive officers in similar positions of comparably-sized companies, and (iv) the critical importance of cost control in the Company's business in light of ongoing competition. In addition to salary, the cash portion of the Company's executive compensation packages includes discretionary bonuses which are paid quarterly based on the Company's operating results. The Committee believes that the Company's executive Officer salaries and cash compensation are currently less than or comparable to the compensation paid to executives at similarly-sized businesses in the industry.

  The Company's Bonus Plan provides that the maximum aggregate bonuses to be paid to any individual Executive Officer in the year will in no event exceed two (2) times the base salary of such Executive Officer. In addition, the aggregate quarterly bonuses which may be paid to all Executive Officers will not exceed 5% of the Company's pre-tax, pre-bonus income for the quarter.

  Acting with the advice of the Committee, the Board of Directors periodically grants options to Executive Officers. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit shareholders. Options are granted at the current market price on the date of grant.

  The compensation package for the Company's Chief Executive Officer, Bernard
T. Marren, includes three elements: (i) base salary, (ii) performance bonus and (iii) stock options. The base salary was determined through a comparison of base salaries paid with respect to chief executive officers of other publicly-traded semiconductor companies located in Northern California. The performance bonus element has been established to provide variable bonus compensation to the CEO based on the Company's actual operating results during fiscal 1996 and thereafter, including both sales and net income measurements. The stock option award is intended to provide long-term compensation to the CEO based on the stock performance of the Company. The options vest over a four (4) year period. In general, the Committee believes that the compensation package of the CEO is closely tied to the financial performance of the Company and has a high degree of variability based on such performance.

                         COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                         Kapil Nanda

                               PERFORMANCE GRAPH

  The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, from the effective date of the initial public offering of the Company's Common Stock (December 31, 1993) through the Last Fiscal Year end (December 31, 1998) for OPTi Inc., the CRSP Index for Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index") and the CRSP Index for Nasdaq Electronic Components Stocks (the "Nasdaq Electronic Components Index"). The graph assumes that $100 was invested in the Company's Common Stock on December 31, 1993 at the initial public offering price and in the Nasdaq Index and the Nasdaq Electronic Components Index on December 31, 1993. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                                   OPTi Inc.

                              [GRAPH APPEARS HERE]

CRSP Total Returns
Index for:           12/31/93  12/30/94  12/29/95  12/31/96  12/31/97  12/31/98
------------------   --------  --------  --------  --------  --------  --------
OPTi Inc.              100.0     143.2      73.9      46.6      61.9      42.0
Nasdaq Stock
 Market
 (US Companies)        100.0      97.8     138.3     170.0     208.3     293.5
Nasdaq Electronic
 Components Stocks
 SIC 3670-3679
 US & Foreign          100.0     110.5     183.0     316.5     331.7     512.9

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

  It is important that your shares of stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ Michael Mazzoni
                                          Michael Mazzoni
                                          Secretary

Dated: May 24, 1999

                                                                      1182-PS-99

                                    PROXY

                                  OPTi INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned shareholder of OPTi Inc. (the "Company"), hereby appoints Bernard T. Marren and Michael Mazzoni and each of them, with power of substitution to each true and lawful attorneys, agents, and proxyholders of the undersigned and hereby authorizes them to represent and vote, as specified herein, all shares of Common Stock of the Company to be held of record by the undersigned on May 7, 1999 at the 1999 Annual Meeting of Shareholders of the Company to be held on Thursday, June 17, 1999 at 11:00 a.m., local time, at the Holiday Inn, 777 Bellew Drive, Milpitas, California 95035, and any adjournments or postponement thereof.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                                SIDE

[X] Please mark
    votes as in
    this example.

  The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposal 1 and
  2. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated May 24, 1999.

  1. Election of Directors.                                           2. APPOINTMENT OF INDEPENDENT      FOR   AGAINST   ABSTAIN
     Nominees: Bernard T. Marren, Stephen A. Dukker,                     AUDITORS                        [_]     [_]       [_]
               Kapil K. Nanda, and William H. Welling                    To ratify the appointment of
                                                                         Ernst & Young LLP as
                   FOR             WITHHELD                              independent auditors of the
                   [_]                [_]                                Company for the fiscal year
                                                                         ending December 31, 1999.

[_]                                                                   3. In their discretion, the proxyholders are authorized to
    --------------------------------------                               vote upon such other business as may properly come before
    For all nominees except as noted above                               the meeting, or any adjournment.

                                                                      Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do
                                                                      attend, you may vote in person if you desire.

                                                                      Please sign exactly as your name appears hereon. Joint owners should each sign. Trustees and others acting in a
                                                                      representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership please sign in partnership name by an authorized person.

Signature:                                  Date:                    Signature:                                  Date:
          --------------------------------       -----------------             --------------------------------       --------------